Dear Valued Shareholder:

I am pleased to send you the Sparrow Growth Fund annual report for the fiscal year ended August 31, 1999. The Fund's net asset value started on October 4th at $10.00 per share and ended at $13.38 on August 31st - a gain of 33.80%.

The factors that affected the funds performance include a rise in the stock market in general and specifically our investments in EMC Corporation, a maker of computer hardware and software and Wal Mart Stores Inc., the largest discount retailer in the United States.
We have also invested in other Blue Chip Companies like General Electric and Microsoft.

We employ an earnings growth approach to identify, invest and monitor these companies because we believe the compounding of earnings over time will eventually lead to higher stock prices and gains for our shareholders.

Looking forward, we expect the stock market to regain its footing and move higher over the next six months as we move through the holiday season and into the first half of the new year. The reasons why we are optimistic are because corporate earnings are very strong and inflation is non-existent. Our expertise should pay off during these prosperous times because we will survey the landscape, consider all options and make judicious decisions about where to invest your money.

We thank you for your support, and we pledge to remain diligent in helping you achieve your financial goals.

                                                     Sincerely,


                                                     Gerald R. Sparrow
                                                     President

                          Growth of $10,000 Investment

[Line Graph comparing the growth of a $10,000 investment in the Sparrow Growth Fund from inception (10/4/98) through 8/31/99, as compared to a $10,000 investment in the S&P 500 for the same period.

Ending values:  Sparrow Growth Fund:  $12,611
                S&P 500:  $13,170]



                           Total Return for the Period
                            From Inception (10/4/98)
                                   To 8/31/99

         Sparrow Growth Fund -  NAV 33.80%(1)
                             -  POP 26.11%(2)

         S&P 500                    31.70%

     Past performance does not predict future performance. The value of your shares may fluctuate and be higher or lower than their original cost at the time of redemtpion.

     (1)The total return is shown without the effect of the applicable 5.75% maximum initial sales charge.
     (2)The total return is shown net of the applicable 5.75% maximum initial sales charge.

Year 2000 Discussion (Unaudited)

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from January 1, 2000. This is commonly known as the "Year 2000 Issue". The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtained reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 issue will not affect the companies in which the Fund invests or worldwide markets and economies.

SPARROW GROWTH FUND
SCHEDULE OF INVESTMENTS
-----------------------
As of August 31, 1999





                                      Number    Market
                                     of Shares  Value
                                     ---------  -----
Common Stocks - 97.36%
----------------------
Banks -  4.09%
Providian Financial Corp.              2,805    217,738

Biological Products - 6.32%
Amgen Inc. *                           4,040    336,078

Chemicals - 4.49%
Dow Chemical Company                   2,100    238,613

Computers/Technology - 19.72%
Adaptec Inc*                           7,010    273,390
EMC Corp. *                            4,140    248,400
Lexmark Int'l Group*                   3,620    285,075
Microsoft Corp. *                      2,615    242,051

Diversified Conglomerate - 4.97%
Tyco International                     2,610    264,426

Financial Services - 9.21%
Kansas City Southn Inds. Inc.          5,210    241,288
Morgan Stanley, Dean Witter &Co.       2,900    248,856

Food & Beverage - 5.04%
Quaker Oats                            4,010    267,918

Oil  & Natural Gas  - 4.84%
Enron Corp. (Oregon)                   6,150    257,531

                                      Number      Market
                                     of Shares    Value
                                     ---------    -----

Other Consumer Goods - 9.32%
Calpine Corp.*                         2,770      251,031
General Electric Company               2,180      244,841

Retail - 10.76%
Best Buy Inc. *                        4,700      330,175
Wal Mart Stores Inc.                   5,460      241,946

Telecommunications -14.22%
Lucent Technology                      3,780      242,156
MCI WorldCom Inc.*                     3,120      236,340
Motorola Inc.                          3,010      277,673

Transportation - 4.38%
Navistar Corp.*                        4,795      233,157

Total Common Stocks
     (Cost $4,822,632)                           5,178,683
                                                 ---------

Money Market - 2.25%
--------------------
Firstar Money Market
     (Cost $119,477)                              119,477
                                                  -------
Total Investments
     (Cost $4,942,109)                          5,298,160

Other Assets and Liabilities, Net - .39%           20,897
----------------------------------------           ------
Net Assets - 100%                              $5,319,057
             ===                               ==========


*Non-income producing security.
The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
As of  August 31, 1999

ASSETS:

     Investments, at value (cost 4,942,109) ..................      $ 5,298,160
     Cash.....................................................           29,891
     Receivables:
           Dividends .........................................            1,193
           Interest...........................................              531
                                                                    -----------
         Total assets ........................................        5,329,775

LIABILITIES:


     Accrued Management Fees .................................           10,718
                                                                         ------
     Total liabilities .......................................           10,718
                                                                         ------

NET ASSETS ...................................................     $  5,319,057
                                                                     ==========

Net assets consist of:
     Paid-in capital .........................................        5,055,109
     Net realized gain on investments ........................          (92,103)
     Net unrealized appreciation on investments ..............          356,051
                                                                        -------
Net assets ...................................................     $  5,319,057
                                                                     ==========

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized).............................          397,647

Shares:
Net asset value and offering and redemption price per share (based on net assets of $5,319,057 and 397,647 shares of beneficial interest
outstanding)..................................................           $13.38
Offering price per share (NAV/94.25%).........................           $14.20


The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND
STATEMENT OF OPERATIONS
-----------------------
For the period October 4, 1998 (commencement of  operations) to August 31, 1999


INVESTMENT INCOME:
     Interest ................................................         $  5,915
     Dividends................................................           33,586
     Other ...................................................                6
                                                                       --------
          Total investment income ............................           39,507
                                                                       --------

EXPENSES:
     Management Expense ......................................           67,443
                                                                         ------
         Total expenses ......................................           67,443
                                                                         ------

NET INVESTMENT LOSS  .........................................          (27,936)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized depreciation on investments.................          (92,103)
     Net change in unrealized
          appreciation on investments ........................          356,051
                                                                      ---------
     Net gain on investments .................................          263,948
                                                                      ---------

INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................      $   236,012
                                                                     ==========





 The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
For the period October 4, 1998 (commencement of operations) to August 31, 1999


INCREASE IN NET ASSETS
Operations:
     Net investment  loss.....................................        $ (27,936)
     Net realized depreciation on investments.................          (92,103)
     Net change in unrealized appreciation on investments               356,051
                                                                      ---------
     Increase in net assets from operations ..................          236,012
                                                                      ---------

Capital share transactions:
     Proceeds from shares sold ...............................        5,115,419
     Cost of shares repurchased...............................         (132,374)
                                                                     ----------
     Net increase in net assets from
          capital share transactions .........................        4,983,045

TOTAL INCREASE IN NET ASSETS .................................        5,219,057
                                                                     ----------

NET ASSETS:
     Beginning of period .....................................          100,000
     End of period............................................      $ 5,319,057
                                                                    ===========

OTHER INFORMATION:
Share transactions:
     Sold ....................................................          396,883
     Repurchased .............................................           (9,246)

NET INCREASE IN SHARES OUTSTANDING ...........................          387,637
                                                                      =========






The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------




                                                                       1999(a)
                                                                       -------

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning of period..........................        $ 10.00
Loss from investment operations:
     Net investment income loss...............................          (0.13)
     Net realized and unrealized
          gain on investments.................................           3.51
                                                                         ----
Total from investment operations..............................           3.38
Less  distributions:
     Distributions from net
          investment income ..................................           0.00

        Distributions from net realized
             gains on investments.............................           0.00
                                                                         ----
Total distributions ..........................................           0.00
                                                                         ----

Net asset value, end of period ...............................        $ 13.38
                                                                        =====

TOTAL RETURN .................................................          33.80%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ...............................       $5,319,057

     Ratio of expenses to average net assets (b)..............            2.50%

     Ratio of net investment income to average net assets (b).           (1.03)%

     Portfolio turnover ......................................           166.41%

(a) For the period October 4, 1998 (commencement of investment operations) to August 31, 1999
(b)  Annualized

NOTES TO FINANCIAL STATEMENTS
-----------------------------


Note 1 - General

The Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds, an Ohio business trust (the "Trust") on July 14, 1998. The investment adviser to the Fund is Sparrow Capital Management Incorporated (the "Adviser"). The investment objective is to provide shareholders with long term capital appreciation.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

         A) Security Valuations

The value of an individual share in the Fund (net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time); on each day that the exchange is open for business and any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review by the Board of Trustees of the Trust.

         B) Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. The cost of securities sold is determined using the first-in-first-out method. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         C) Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Income dividend and capital gain distributions are automatically reinvested in additional shares at net asset value per share on the distribution date, unless the shareholder has elected to receive payment in cash.

--------------------------------------





         D) Federal Income Taxes

The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deductions for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. Net realized gains or losses may differ for financial and tax reporting purposes for the Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

         E) Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Sparrow Capital Management Incorporated, (the "Adviser") to manage the Fund's investments. The Adviser is an independent investment counselor and registered investment adviser which, together with its affiliated minority owned investment management firm, Buford, Dickson, Harper & Sparrow Inc., has over $100 million of core momentum growth stock assets under management. The firm was founded in 1988 and is 100% owned by the president and founder, Gerald R. Sparrow. The sole investment focus of the firm is "core momentum growth stocks" (as defined in "Investment Objective and Strategies and Risk Considerations" in the Fund's Prospectus). The investment decisions of the Fund are made by the Adviser's investment committee, which is primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 2.50% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.

The Fund retains Unified Fund Services, Inc., (the "Administrator") to manage the Fund's business affairs and provide the Fund with fund accounting and administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains Unified Fund Services, Inc. (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. For its services as Administrator, Unified Fund Services, Inc. receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets, subject to an annual minimum fee of $18,000. The Fund retains Unified Mangement Corporation, (the "Distributor") to act as the principal

--------------------------------------





Note 3 - Agreements and Other Transactions with Affiliates (cont.)

distributor of the Fund's shares. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser. For the period-ended August 31, 1999 the Adviser was paid $67,443.00.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which the Fund is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets of the Fund. The Board of Trustees has currently authorized an annual rate of 0.50%. All distribution expenses incurred by the Fund are paid by the Adviser pursuant to the Management Agreement between the Fund and Adviser. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution plan. The Plan is designed to promote the sale of shares of the Fund.

Note 4- Investment Transactions

For the  period-ended  August 31, 1999,  the cost of purchases and proceeds from
sales,  excluding  short-term   investments,   were  $9,295,483  and  $4,380,748
respectively.

Note 5- Unrealized Appreciation (Depreciation)

At  August  31,  1999,  the   composition  of  gross   unrealized   appreciation
(depreciation) of investment securities is as follows:

                              Appreciation     Depreciation    Net Appreciation
                              ------------     ------------    ----------------
The Sparrow Growth Fund        $ 546,121        ($190,070)        $  356,051


Note 6- Reclassification of Capital Accounts

In accordance with AICPA Statement of Position 93-2, the components of net assets of the Fund have been reclassified to the extent that the net investments loss of ($27,936) sustained during the period ended August 31, 1999, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in paid-in-capital.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



To The Shareholders and
Board of Trustees
Sparrow Growth Fund:

We have audited the accompanying statement of assets and liabilities of Sparrow Growth Fund, including the schedule of portfolio investments, as of August 31, 1999, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from October 4, 1998 (commencement of operations) to August 31, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fund as of August 31, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 4, 1998 (commencement of operations) to August 31, 1999 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 27, 1999